                                                                   Exhibit 10.3


S T O N E B R I D G E
------------------------
T E C H N O L O G I E S

                                                  CONSULTING SERVICES AGREEMENT
                                                          CONTRACT #IAW-MCD-D01

Services performed by Stonebridge Technologies, Inc. are governed by the general terms and conditions attached. Agreement to the terms and conditions is indicated by specification of the required information below and signature of authorized agents for both Stonebridge Technologies and MedCenterDirect.com.

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Effective Date of this Agreement:                November 10th, 1999
Termination Date of this Agreement:              November 9th, 2000

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

CLIENT CONTRACT ADMINISTRATOR                    STONEBRIDGE PROJECT CONTACT

Name:       Bill Kraeling                        Name:       Matt Adams
Address:    One Capitol City Plaza               Address:    1800 Century Boulevard
            3350 Peachtree Road, Suite 1610                  Suite 1450
            Atlanta, Georgia 30328                           Atlanta, Georgia 30345
Telephone:  (770)667-0304                        Telephone   (404) 248-1226
Fax:        (770)667-0307                        Fax:        (404) 248-1227

CLIENT BILLING/ACCOUNTS PAYABLE CONTACT:         STONEBRIDGE CONTRACTS CONTACT

Name:       Bill Kraeling                        Name:       Allan Watts, CPS
Address:    One Capitol City Plaza               Address:    1800 Century Boulevard, Suite 1450
            3350 Peachtree Road, Suite 1610
            Atlanta, Georgia 30328                           Atlanta, Georgia 30345
Telephone:  (770)667-0304                        Telephone   (404) 327-4552
Fax:        (770)667-0307                        Fax:        (404) 248-1227


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The scope of this effort is defined in the attached Statement of Work (SOW)

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

Executed by Client:                              Executed by Stonebridge Technologies, Inc.:

Signature:  /s/ William A. Kraeling              Signature:  /s/ Edward P. Gogol
            ---------------------------------                -------------------------------
Date:       11/12/99                             Date:       12/1/99
            ---------------------------------                -------------------------------
Name:       William A. Kraeling                  Name:       Edward P. Gogol
            ---------------------------------
Title:      EVP, IT                              Title:      Area General Manager
            ---------------------------------


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Stonebridge Technologies, Inc.                  Document No.: ITM-99001
1800 Century Boulevard, Suite 1450,                         Page 1 of 5
Atlanta, Georgia 30345                                         11/12/99
(404)248-1228 www.abt.com

                         STONEBRIDGE TECHNOLOGIES, INC.

                            TERMS AND CONDITIONS

1.  PROFESSIONAL SERVICES-
    Stonebridge Technologies, Inc. ("SBTI") will provide professional services ordered by Client under the terms and conditions of this Professional Services Agreement (Agreement) and any relevant price list or work order. Any changes to the Agreement shall be documented and approved by SBTI and Client in writing and attached to the Agreement. Scheduled service dates will be agreed upon mutually, subject to availability of SBTI personnel.

2.  INCIDENTAL EXPENSES-
    For any onsite services requested by Client, shall reimburse SBTI for actual, reasonable travel, lodging and out-of-pocket expenses incurred.

3.  INVOICING AND PAYMENT-
    Fees for services shall be payable when invoiced, and shall be deemed overdue if they remain unpaid 31 days after the date of invoice. If Client's procedures require that an invoice be submitted against a purchase order before payment can be made, Client will be responsible for issuing such purchase order 30 days before the payment due date.

4.  ADDITIONAL FUNDING-
    If this is a Time and Material contract, SBTI will notify the Client of any requirements for additional funding as soon as the need is recognized by SBTI.

5.  PERIOD PERFORMANCE-
    Period of performance shall be as defined in the Statement of Work.

6.  CLIENT OBLIGATIONS-
    Client assets or equipment shall be available per the agreed upon schedule. Should the Client not be able to meet the agreed upon commitments- the schedule and cost shall be adjusted accordingly.

7.  CHANGES IN SCOPE-
    Any changes in scope shall be mutually agreed upon Prior to commencement of the change. This includes the required changes in funding and schedule. SBTI will provide an estimate for the change in a timely manner and the Client shall approve or disapprove this change in a timely manner.

8.  TAXES-
    The fees quoted do not include taxes. If STBI is required to pay any federal, state or local taxes based on the services provided under this Agreement, such taxes, except taxes based on SBTI's income, shall be billed to and paid by Client.

9.  RIGHTS TO DEVELOPMENTS-
    All deliverables under this Agreement shall be considered works-made-for-hire ("Deliverables") and all ownership rights relating to the Deliverables shall vest in Client. Immediately upon the transfer of all of the rights of ownership of the Deliverables from SBTI to Client shall, and does hereby, grant SBTI a perpetual, non-exclusive, royalty-free, transferrable license to keep and use copies of the Deliverables, in any way SBTI may determine, including to develop, use, market, and license any software or data processing material created or used by SBTI in the course of its development of the Deliverables, provided however, nothing herein shall be construed to grant SBTI and right or license to use the confidential, proprietary information of Client.


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Stonebridge Technologies, Inc.                   Document No.: ITM-9901
                                                            Page 2 of 5

10. WARRANTY-
    SBTI warrants that its services hereunder will be of a professional quality conforming to generally accepted industry standards and practices. Should any modifications be made to product or services provided by SBTI that are not authorized and executed by SBTI or the original manufacturer shall void the warranty.

11. LIMITATIONS ON WARRANTY-
    The warranty above is exclusive and in lieu of all other warranties, whether express or implied, including the implied warranties of merchantability and fitness for a particular purpose. The stated warranty is valid for a period of ninety (90) days from the date of task completion.

12. EXCLUSIVE REMEDY-
    For any breach of the above warranty, Client's exclusive remedy, and SBTI's entire liability, shall be the reperformance of the services. In order to receive warranty remedies, deficiencies in the services must be reported to SBTI in writing within 90 days of completion of those services. If SBTI is unable to perform the services as warranted within 45 days after notification, Client shall be entitled to recover the fees paid to SBTI for such deficient services. This constitutes the sole liability of SBTI.

13. TERMINATION OF AGREEMENT-
    Either party can terminate this Agreement without cause upon thirty (30) days prior written notice to the other party. Either party can terminate this Agreement for cause if either party considers the other party is not performing its obligations according to this Agreement and provides written notice to the other party of such non-performance. The party receiving such written notice will have fifteen (15) days from the date of notice receipt to correct the situation. If this situation is not corrected, the Agreement can be terminated immediately upon written notice. Client is obligated and agrees to pay for services provided through the date of termination.

14. DELAY

    Should the Client delay the Start of the contract, or should the contract be terminated without proper notice, the Client agrees to pay for 10 days of the assigned SBTI employee's daily rate. Should the contract commence prior to the 10 day period, the Client will be billed only for the idle days and not for the full 10 days.

15. SBTI PERSONNEL-
    SBTI warrants that all associates sent to the Client facility will act in accordance with good business ethics and behaviors. Additionally, SBTI will ensure that all personnel assigned to the Client will be fully qualified to perform the task contracted for. If for any reason the Client feels that the SBTI representative is not technically qualified, SBTI will investigate the claim and provide substitute personnel to the Client at no additional cost. If the Client request an SBTI representative be replaced for any reason other than job performance, a cost may be incurred. This cost will be mutually agreed to at the time.

16. FORCE MAJEURE-
    Neither party shall be responsible for any failure to perform or delay in performing any of its obligations under this Agreement where and to the extent that such failure or delay results from causes outside the reasonable control of the party. Such causes shall include, without limitation, Acts of God or of the public enemy, acts of the government in either its sovereign or contractual capacity, fires, floods, epidemics, quarantine restrictions, freight embargoes, civil commotions, or the like. Notwithstanding the above, strikes and labor disputes shall not constitute an excusable delay for either party under this Agreement. Further, the passage of time, especially the change from the year 1999 to the year 2000 and the year 2000 to the year 2001, will not constitute a force majeure event.


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Stonebridge Technologies, Inc.                   Document No.: ITM-9901
11/12/99                                                    Page 3 of 5

                         STONEBRIDGE TECHNOLOGIES, INC.

17. NON-SOLICITATION OF EMPLOYEES.
    Client agrees not to solicit, offer or promise employment or employ any SBTI personnel during and for a period of one (1) year following termination of this Agreement for any reason, unless written consent is received from SBTI. In the event an employee is solicited or hired in violation of this agreement, Client shall promptly pay to SBTI 30% of the employee's yearly compensation for expenses associated with replacing and training a new employee.

18. LIMITATION OF LIABILITY.

    In no event shall either party be liable for any indirect, incidental, special or consequential damages, including loss of profits, revenues, data, or use, incurred by either party or any third party, whether in an action in contract or tort, even if the other party or any other person has been advised of the possibility of such damages. SBTI's liability for damages hereunder shall in no event exceed the amount of fees paid by Client under this Agreement for the relevant services.

19. INDEMNIFICATION.

    Client shall indemnify and hold SBTI harmless against any and all third party claims, costs, expenses, losses and liabilities claimed by third parties, arising out of the products or services referenced in this Agreement.

20. NONDISCLOSURE.

    By virtue of this Agreement, the parties may have access to information that is confidential to one another ("Confidential Information"). Confidential Information shall be limited to the Programs Developments which are created as part of this agreement, and all information clearly marked as confidential. The parties agree both during the term of this Agreement and for a period of two years after termination, for any reason, of this Agreement and of all work orders hereunder, to hold each other's Confidential Information in strict confidence. The parties agree not to make each other's Confidential Information available in any form to any third party or to use each other's Confidential Information for any purpose other than the performance of this Agreement. Each party agrees to take all reasonable steps to ensure that Confidential information is not disclosed or distributed in violation of the provisions of this Agreement.

21. NOTICE.

    Any notice required or permitted to be given by one party to the other shall be deemed to be given when notice is mailed via certified mail with the United States Postal Service with sufficient postage prepaid, addressed to respective party to whom notice is intended at the address specified above in this Agreement.

22. GOVERNING LAW.

    This Agreement shall be governed by the laws of the State of Texas, and shall be deemed to be executed Texas. Any dispute arising out of or relating to this Agreement shall be determined by a federal or state court in the County, City and State of Dallas, Texas, and in no other forum. The parties hereby submit to the jurisdiction of such courts.


23. SEVERABILITY.

    If any provision of this Agreement is held by final judgment of a court of competent jurisdiction to be invalid illegal or unenforceable, such invalid, illegal or unenforceable provision shall be severed from the remainder of this Agreement, and the remainder of this Agreement shall be enforced. In addition, the invalid, illegal or unenforceable provision shall be deemed to be automatically modified, and, as so modified, to be included in this Agreement, such modification being made to the minimum extent necessary to render the provision valid, legal and enforceable. Notwithstanding the foregoing, however, if the severed or modified provision concerns all or a portion of the essential consideration to be delivered under this Agreement by one party to the other, the remaining provision of this Agreement shall also be modified to the extent necessary to equitably adjust the parties' respective rights and obligations hereunder.


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Stonebridge Technologies, Inc.                   Document No.: ITM-9901
11/12/99                                                    Page 4 of 5

                         STONEBRIDGE TECHNOLOGIES, INC.

24. ENTIRE AGREEMENT.

    This Agreement constitutes the complete agreement between the parties and supersedes all previous agreements or representations, written or oral, with respect to the services and developments described herein. This Agreement may to be modified or amended except in writing signed by a duly authorized representative of each party. This Agreement may be executed in counterparts. Facsimile transmissions of the signature page shall be binding upon the parties.




/s/ William A. Kraeling  11/22/99
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William A. Kraeling EVP. IT.
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Stonebridge Technologies, Inc.                   Document No.: ITM-9901
11/12/99                                                    Page 5 of 5